CORPORATE PRESENTATION San Francisco – January 13, 2015 © Copyright 2015 CTI BioPharma Corp. All rights reserved. Exhibit 99.1 Conquering Cancer. It’s in our blood.™

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Safe Harbor provisions of the Private Securities
Litigation Reform Act of 1995.  Such statements are subject to a number of risks and uncertainties, the outcome of which could materially and/or adversely affect actual future results and the trading price of CTI BioPharma's securities. Such statements include, but are not limited to, statements regarding CTI BioPharma’s expectations with respect to the development of CTI
BioPharma and its product and product candidate portfolio, and expectations concerning the benefits of our recently expanded rights to tosedostat, the anticipated reporting of top-line results from a Phase 2 trial of tosedostat, the development of a registrational strategy and development program for tosedostat, the anticipated completion of enrollment in PERSIST-2 in mid-
2015, potential release of top-line data from PERSIST-1 late in the first quarter of 2015, the potential submission of a rolling NDA to the FDA for pacritinib in late 2015, the advancement of a pacritinib development program in other hematologic malignancies in the second half of 2015, the initiation of a first-line study in elderly patients with AML in the second half of 2015, enrollment projections and expected outcome of the PIX306 post-marketing commitment study, liquidity, revenue and expense projections, the anticipated achievement of partner-related milestones and product and geographic sales, initiation of investigator-sponsored trials, the potential commencement of a pivotal program for tosedostat in early 2016, and the execution of CTI BioPharma’s strategy to commercialize globally and its strategy to continue the growth in aNHL in 2015. Risks that contribute to the uncertain nature of the forward-looking statements include, among others, risks associated with the biopharmaceutical industry in general and with CTI BioPharma and its product and product candidate portfolio in particular including, among others, risks associated with the following: that CTI BioPharma cannot predict or guarantee the pace or geography of enrollment of its clinical trials, that
CTI BioPharma cannot predict or guarantee the outcome of preclinical and clinical studies, that CTI BioPharma may not obtain favorable determinations by other regulatory, patent and administrative governmental authorities, that CTI BioPharma may experience delays in the commencement of preclinical and clinical studies, risks related to the costs of developing pacritinib and
CTI BioPharma’s other product candidates, and other risks, including, without limitation, competitive factors, technological developments, that CTI BioPharma may not be able to sustain its current cost controls, further reduce its operating expenses or achieve its anticipated liquidity, revenue and expense projections, that CTI BioPharma may not achieve previously announced goals and objectives as or when projected, that CTI BioPharma’s average net operating burn rate may increase, that CTI
BioPharma will continue to need to raise capital to fund its operating expenses, but may not be able to raise sufficient amounts to fund its continued operation, as well as other risks listed or described from time to time in CTI's most recent filings with the
Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K. Except as required by law, CTI does not intend to update any of the statements in this presentation upon further developments.

Accomplishments in 2014

Entered into a $133 million* collaboration for PIXUVRI to
expand commercial potential of product
Reported preclinical data highlighting pacritinib’s potential in other indications beyond myelofibrosis; ISTs in additional
indications underway (AML, CMML, MDS)
Secured worldwide rights to tosedostat and retired
$209mm in potential payments and royalties to Chroma
Grew revenue by 71% to approximately $60mm** reducing
development and capital requirements risk
Advanced pacritinib Phase 3 program in myelofibrosis;
completed 1
st
Phase 3 trial and received $20mm from Baxter
Building Shareholder Value
* Milestone and upfront payments excluding royalties.
** Unaudited 2014 financial results.

2015 Key Objectives
Pacritinib

• Report top-line results from an investigator-sponsored Phase 2 AML trial
• Based on clinical data, define registration directed strategy in AML
Tosedostat
• Generate sufficient E.U. sales to achieve a net positive contribution margin in 2015
• Complete enrollment of PIXUVRI post-marketing commitment study
• Together with Servier, support the initiation of additional investigator-
sponsored combination studies
• Report top-line results from PERSIST-1 Phase 3 MF trial late 1Q-2015
• Complete enrollment of PERSIST-2 mid-2015
• Begin rolling submission of NDA late 2015
• Advance development program in other hematologic malignancies
PIXUVRI

Preliminary 2015 Revenue Projections
Projected range of
$55mm - $72mm
Preliminary Year-Over-Year Revenue Comparison*
Actual
$-
$10
$20
$30
$40
$50
$60
$70
$80
2013
2014
E*
2015E
*
*This estimate is unaudited, preliminary and may change. CTI BioPharma and its auditors have not completed our normal annual closing and review procedures for the year ended December 31, 2014, and there can be no assurance that final results for the year ended December 31, 2014 will not differ materially from our estimates, including as a result of annual closing procedures or review adjustments and other developments that may arise between now and the time the financial results for this period are finalized and other factors described in “Forward Looking Statements”
at the beginning of this presentation and in CTI BioPharma’s most recent filings with the SEC. Investors are cautioned not to rely on preliminary financial information.
   Revenue projections are subject to a number of risks and uncertainties and may change. Actual revenue for 2015 may vary based upon a number of factors, including the ability to complete and the timing of completion of events triggering milestone payments, the degree of market acceptance and other factors described in “Forward Looking Statements” at the beginning of this presentation and in CTI BioPharma's most recent filings with the SEC. Investors are cautioned not to rely on financial projections.

Strategic Approach to Commercialize Globally
U.S. Europe
ROW
3 core products focused on overlapping heme/onc
patients, prescribers and payors
*In collaboration with BAXTER in U.S.
6
Develop Full
Commercial
Capabilities
For pacritinib*; PIXUVRI
and tosedostat
Core Markets
[North Western Europe]
Commercializing PIX
and future products
SERVIER for PIX in
other markets
BAXTER for pacritinib
Collaboration
For PIXUVRI, pacritinib
and tosedostat
• Build comprehensive
field force, MSLs
• Reimbursement
specialists
• Cost-effective
commercial structure
• CTILS Medical Affairs
& Reimbursement
specialists
• SERVIER for PIXUVRI
• BAXTER for pacritinib
• Partner for tosedostat
ROW

Building a Successful Oncology Business Therapeutic Focus: Novel Targeted Therapies 7 Lymphoma Leukemia MPNs NHL and CLL AML and MDS MF and PV Blood-Related Cancers

CTI BioPharma Opportunity

*Under the license and collaboration agreement with Servier, monetary amounts are generally denoted in euros, while the corresponding U.S. dollar amounts are based upon conversion on September 12, 2014.
pacritinib
tosedostat
High (>50%) CR rates in elderly AML, MDS in combination with HMA or LDAC
Acquired worldwide rights, extinguished potential $209 million obligations
Targeting registration directed Phase 3 trial in early 2016
Fast Track designated product candidate
Phase 3 top-line data expected late in 1Q’15; Second trial enrolling, FDA-SPA
Data beyond myelofibrosis expected in 2015
Collaboration with BAXTER International of up to ~$360 million
1st approved therapy in the E.U. for relapsed aggressive B-cell NHL beyond 2 nd
line; ongoing confirmatory Phase 3 trial
Targeting cash flow positive operations in 2015
Collaboration with SERVIER of up to ~$133* million

Pacritinib

Myelofibrosis: A Chronic Disease
• Malignant bone marrow disorder triggers an inflammatory response, scarring the bone marrow and limiting its ability to produce blood cells prompting the spleen and liver to compensate
• Symptoms include: enlargement of the spleen, anemia,
thrombocytopenia, extreme fatigue, pain, severe itching and GI side effects
• Estimated prevalence ~18,000 patients in the U.S.,
1
~37% of whom
are thrombocytopenic with platelet counts below 150,000/µL
2
1 Based on Mesa R, ASH 2012 poster
2 Visani et al. 1990 Br J Haematol; Caramazza et al. 2011 Leukemia; Tam et al. 2009 JCO
<50,000/µL
>50,000/µL but <100,000/µL
>100,000/µL but <150,000/µL
>150,000/µL
10%
11%
16%
63%

Pacritinib: Market Opportunity in MF
• Approved drug Jakafi ® /Jakavi ® (ruxolitinib)
Total 2014 U.S. net sales estimated at $350-360mm 1; $600mm - $1bn 2015 run-rate worldwide
• Treatment emergent thrombocytopenia and anemia are limitations of most
JAK1/JAK2 inhibitors, including ruxolitinib
• Market research estimates 1/3 of patients do not respond adequately to ruxolitinib; dose adjustments used to “manage the drug”
Low dose ( 10mg bid) provides minimal spleen reduction/symptom control
2
If ruxolitinib therapy is interrupted, symptoms return within 7 days
2
>50% of U.S. patients on low dose (5-10mg)
Average time on drug 6-8 months at doses 20 mg/day
3
Minimal activity JAK/STAT pathway at lower doses
Survival correlates with spleen response
Ideal product profile for new MF market entrant would include the following:
Efficacy not dose-limited by tolerability concerns
Ability to treat entire spectrum of patients with MF
Ability to maintain dose over a long period of time
Demonstrated long-term symptom control and splenomegaly control
No overlapping myelosuppression with other MF directed targeted agents
11
1 Incyte 3Q’14 financial results conference call
2 Verstovsek S, European Focus on MPNs & MDS 2014, Tips on using rux in everyday practice.
3 IMS data.

Evaluating Pacritinib in All MF Patients

Fast Track Designation; Global Registration Program
• PERSIST-1 compares pacritinib to BAT, excludes ruxolitinib
• Fully enrolled; Top-line results expected late in 1Q-2015
• Most inclusive randomized Phase 3 study
All MF
Patients
• PERSIST-2 designed to demonstrate full dose pacritinib
potential superior symptom and disease control over titrated dose ruxolitinib or other BAT in patients with disease or drug related thrombocytopenia ( 100,000/µL)
• Conducted under Special Protocol Assessment (SPA)
• Enrollment completion expected in mid-2015
MF Patients with
Low Platelets
Pacritinib Phase 3 trials incorporate FDA and EMA accepted endpoint
• We believe the design is comparable to Incyte’s COMFORT II with the exception of inclusion
INT-1, no exclusion on low platelet counts and primary endpoints at 24 weeks
• INT-1, 2 High risk, no restrictions on platelet counts

PERSIST-1 Representative of MF Population

1 Visani G
et al. Br J Haematol 1990;75:4.
2 Caramazza D et al. Leukemia 2011;25:82.
3 Tam C et al. J Clin Oncol 2009;27:5587.
4 Based on blinded data.
The duration of therapy is comparable across patient subsets with thrombocytopenia at baseline or patients with normal platelet counts at baseline.
Distribution (%) Platelets
in MF Patients
Projected Distribution (%)
Platelets in MF Patient in
PERSIST-1
4
63
11
10
16
>150,000/µL 100 - 150,000/µL
50-100,000/µL <50,000/µL
>150,000/µL 100 -150,000/µL
50-100,000/µL <50,000/µL
54
12
15
19
1-3

March 2014:
Open
enrollment for
PERSIST-2
March 2015:
Expect to report
PERSIST-1 top-line
results
PERSIST Program Phase 3 Trial - Timeline
June 2012:
Acquired
pacritinib from
S*BIO for
$30mm
January
2013:
PERSIST-1
trial initiated
October 2013:
Reached
agreement with
FDA on SPA for
PERSIST-2
November 2013:
BAXTER
collaboration
460mm upfront
July 2014:
PERSIST-1
enrollment
complete;
$20mm
milestone

Pacritinib: Unique Kinome Profile
1

• Pacritinib is an oral multikinase
inhibitor with specificity for kinases
in several unrelated families
• The inhibition of IRAK1 and c-fms
(CSF1R) may contribute to its
anti-inflammatory activity and
early onset of symptomatic benefit
in MF
• Suggests its potential therapeutic
utility in AML, MDS and,
particularly CMML, CLL due to its
potent inhibition of c-fms, IRAK1,
JAK2 and FLT3
1 Singer J, et al., Abstract #1874 American Society of Hematology Annual Meeting 2014.

Pacritinib: AML Target Indication
• Able to target multiple pathways, including
suppression of microenvironmental tumor
interactions that are key to overcoming
longer-term drug resistance in this disease
• FLT3 strong prognostic factor for AML;
presents in 33% of patients
1
• Pacritinib also inhibits JAK2, which is
independently associated with resistance to
FLT3 inhibition and a poor prognosis in AML
2
• Phase 2 trial in patients with relapsed AML
and FLT3 mutations is currently underway; a
first-line study in elderly patients with AML is
expected to be initiated in 2H-2015
16
1 Brunet S (2012) Impact of FLT3 Internal Tandem Duplication on the Outcome of Related and Unrelated Hematopoietic
Transplantation for Adult Acute Myeloid Leukemia in First Remission: A Retrospective Analysis. J Clin Oncol 30(7):735-41.
2 Hart S et al., Pacritinib (SB1518), a JAK2/FLT3 inhibitor for the treatment of acute myeloid leukemia. Blood Cancer Journal
(2011) 1, e44; doi:10.1038/bcj.2011.43.
Signaling pathways initiated by FLT3
ligand activation of the FLT3 receptor

• Oral JAK2/FLT3 inhibitor that lacks treatment emergent
myelosuppression associated with marketed JAK1/JAK2 agent
- Potential to demonstrate superior disease and symptom control over titrated doses of ruxolitinib
- May be used in combination regimens w/o overlapping myelosuppression
- Potential for longer duration of therapy than observed with JAK1/JAK2 inhibitors
• Durable improvement in splenomegaly (24+ months) and MF-related symptoms
• Unique kinome profile with potential application in a spectrum of blood-
related cancers
Pacritinib: Key Takeaways
17
•
Patent protection through 2026 / 2029 (+ possible patent term extension)
• Orphan drug designation in the U.S. and E.U.

• CTI and BAXTER: Joint commercialization, profit split in U.S.
• BAXTER: Exclusive rights to commercialize in all indications outside
U.S., BAXTER generally responsible for 75% of global development
• Potential total value: $362mm; potential milestones of up to $127mm through regulatory submission
-
$60mm upfront payment, includes $30mm equity investment in CTI
- $67mm potential milestone progress payments expected through 2015
($20mm received in conjunction with completion of PERSIST-1 enrollment)
• CTI to receive tiered high single-digit to mid-teen percentage royalties based on net sales for myelofibrosis; higher double-digit royalties for all other indications
Summary of Financial Terms
Pacritinib: Collaboration with Baxter
Announced November 2013

PIXUVRI®

PIXUVRI: Fulfilling An Unmet Clinical Need

1
st
LINE 2
nd
LINE 3
rd
LINE+
• Typically
anthracycline-
based treatment
R-CHOP
•
Curative in 50% -
55% of patients
1
• Cardiac toxicity
prevents re-use of
anthracyclines in
relapsed patients
• Intensive (toxic)
non-anthracycline
based salvage
therapy (R-DHAP),
+/- ASCT
• Also, ESHAP, ICE
are commonly
used
2
•
95% of patients
will relapse after
2
nd
-line therapy
3
• Palliative care
(symptom control)
or clinical trials
1 Adult Non-Hodgkin Lymphoma Treatment (PDQ®), Aggressive DLBCL, National Cancer Institute. Available at
www.cancer.gov. Last accessed January 2015.
2 Papadatos-Pastos D, et al. Expert Rev. Hematol. 2013; 6(1), 25-33.
3 Hagemeister FB. Cancer Chemother Pharmacol 2002;49(suppl 1):S13-20.

• Novel MOA: DNA alkylation/mitotic instability
• Works in anthracycline-resistant aggressive B-cell NHL
• No label warning for cardiotoxicity or cumulative dose restrictions
PIXUVRI: Overview
One of the most active agents in R/R aggressive B-cell
NHL where there was no standard therapy
21
1 Beeharry N, et al., AACR 2013.
PIXUVRI appears to be impairing chromosomal segregation during mitosis, thereby generating loss of genetic material in daughter cells, an abnormality, which is ultimately lethal, and that PIXUVRI would likely be effective in cells resistant to other cytotoxic agents such as doxorubicin.
1

PIXUVRI: Demonstrated Benefit in Phase 3
Patient Population
•
Heavily pre-treated patients; median of 3 prior treatments
•
Median age was 60 years
Safety profile
•
Predictable and manageable side effects; uncomplicated neutropenia
- No severe nausea, vomiting or hair loss
Administration
•
Pixantrone (50 mg/m
2
iv.) weekly infusion on days 1, 8 and 15 of a 28-day cycle, for maximum of 6 cycles on an outpatient basis
22
PIXUVRI
(n=70)
Comparator
(n=70)
p-value
CR/CRu 24% 7.1% 0.009
ORR 40% 14.3% 0.001
PFS 5.3 mos. 2.6 mos.
0.005
(HR=0.60)
OS 10.2 mos. 7.6 mos.
0.251
(HR=0.79)
ITT Population
PIXUVRI
(n=50)
Comparator
(n=49)
p-value
CR/CRu 28% 4.0% 0.002
ORR 48% 12.2% <0.001
PFS 5.8 mos. 2.8 mos.
0.002
(HR=0.50)
OS 13.9 mos. 7.8 mos.
0.275
(HR=0.76)
3
rd
/4
th
Line B-cell Results
PIX301* - Only randomized controlled Phase 3 trial in 3
rd
-line aggressive
B-cell NHL (n=140 patients)
* PIX301 (EXTEND Study) published
in  Lancet
Oncology, May 2012.

PIXUVRI: Approved as Monotherapy by EMA
• 1
st
and only approved monotherapy in the
E.U. for aggressive B-cell NHL 3
rd
/4
th
line
• 2
nd
salvage (3
rd
line) = 2
nd
chance at
potentially curative ASCT*
• Durable remissions and disease control
(3
rd
/4
th
line) in non-SCT eligible
• Label expansion study underway
with potential as basis for filing U.S. NDA
• Prospective investigator-sponsored studies
underway evaluating potential in
combination-salvage regimens for various
hematological malignancies

*Autologous Stem Cell Transplant

PIXUVRI: PIX306 Study
Eligibility Criteria
Relapse after CHOP-R
therapy or an equivalent
regimen and are
ineligible for stem cell
transplant
1:1
Randomization
n = ~220
Primary Endpoint
PFS
Secondary
Endpoints
CR   ORR   OS
Gemcitabine*
Rituximab
Pixantrone*
Rituximab
Post-marketing Commitment Phase 3 Study
• Sites currently open in U.S. and E.U.
• Target enrollment completion 4Q-2015; data in 2016
• If positive, could extend label to 2
nd
line combination therapy
Expected to increase E.U. addressable market by 12,000* patients
Potential to provide basis for U.S. NDA
24 *Based on Kantar forecast model.

PIXUVRI EU Sales Since Launch 25 Net PIXUVRI Sales by Quarter ($ in millions) 2014 2013 Germany UK Netherlands Focus on Reimbursement 0 0.5 1 1.5 2 2.5 Q2 Q3 Q4 Q1 Q2 Q3

PIXUVRI: Maximizing the European
Commercial Opportunity
•
Exclusive license and
collaboration agreement with
SERVIER to develop and expand
commercial reach
•
Reimbursed in Austria,
England/Wales, Germany,
Netherlands
•
Standard of care per treatment
guidelines in certain E.U.
countries
•
Weighted average pricing:
€16,500 or $20,000/patient/year
26
10+
Countries
~5,000
Current eligible
patients

PIXUVRI Collaboration with SERVIER
Announced September 2014
•
Exclusive license and collaboration agreement to develop and expand commercial reach of PIXUVRI
•
CTI retains 100% U.S. rights, continues its commercial presence in UK,
Germany/Austria, Nordics, and via distribution partners in Turkey, Israel
•
SERVIER gains rights in ROW
27
•
Potential deal value: ~$132mm
•
~$18mm upfront
•
~$63mm in potential clinical/regulatory milestone payments
- ~$12mm tied to PIX306 Phase 3 trial enrollment
•
~$52mm in potential sales milestone payments
•
CTI receives tiered royalty payments: low double-digit to mid-twenties on net sales in SERVIER’s territories
Summary of Financial Terms

Continued Growth Expected in aNHL in 2015
• Continue to build awareness and educate HCPs
• Expand field force; medical science liaisons key
• Growing body of evidence on potential for combination
studies
• Limited near-term competition expected

Tosedostat

Tosedostat
Novel Treatment for Blood-Related Cancers: MDS & AML
• Oral, once-daily, aminopeptidase
inhibitor interferes with protein
recycling, prevents breakdown of
peptides into amino acids necessary
for tumor cell survival
• Synergy with targeted agents (HMA,
proteosome inhibitors) or
chemotherapy
• Encouraging CR rates (54%) and
median OS (12 months) in combination
with HMA or cytarabine in 1
st
line
elderly high risk AML/MDS
• Several Phase 2 ISTs in AML or MDS
underway

Financial Overview
Capital Structure and Financial Statistics
Exchanges NASDAQ and MTA: CTIC
Market Capitalization* ~$417mm
Shares Outstanding** ~177mm
Cash as of November 30, 2014 $82mm
Debt $20mm
*As of January 9, 2015 stock price of $2.36 per share.
** As of December 15, 2014.

Why Invest in CTI BioPharma?

Biopharmaceutical company with a marketed oncology drug in the E.U.
Strategic partner provides validation, financial resources and commercial support for high-potential JAK2/FLT3 inhibitor Phase 3 program
Building value through development of late-stage pipeline, with emphasis in areas that address unmet medical needs of patients with blood-related cancers
Commitment to manage expenses within guidance
Stock with good liquidity and high potential near-term catalysts

NASDAQ & MTA: CTIC THANK YOU!